PROMISSORY NOTE
                                 NOTE# BRIDGE001

                                  July 17, 1997


FOR VALUE RECEIVED hereby specified to be a fifty thousand dollar ($50,000) Bridge Loan deposited into the account of HyperDynamics Corporation at Frost Bank; as one step in the currently ongoing process of capital restructure necessary to give the company an opportunity to be a viable economic entity and effect it's business plan;

the undersigned ("Maker"), promises to pay to the order of Emerald Bay Investments, LTD (A Caymen Islands Company) or it's representatives, heirs, beneficiaries, successors or assigns ("Payee"), at such address as Payee may designate, in the legal and lawful money of the United States of America, on or before August 31, 1997, the principal sum of Fifty Thousand Dollars ($50,000) plus accrued interest accrued daily at a 10% annual interest rate;

Should the payment not be made by the August 31, 1997 due date, the Payee is hereby granted an option to receive the restricted common stock of the Maker in full payment of debt still owed to Payee; which at Payee's sole discretion may exercise by written notice to exercise it's option after August 31, 1997. Upon receipt of Payee's written notice to exercise it's option, Maker will have five working days to either make full cash payment of amounts due or the appropriate officer of the Maker will be obligated to cause it's restricted common stock to be issued in full payment of remaining unpaid debt as follows:

The number of restricted common stock shares of Maker to be issued to Payee will be calculated as: The remaining unpaid balance on this note divided by three cents (.03) per share.


THIS NOTE IS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS.



/s/ Kent Watts          ,   Kent Watts, President for
HyperDynamics Corporation (Maker)

                                 PROMISSORY NOTE
                                 NOTE# BRIDGE002

                                  July 25, 1997


FOR VALUE RECEIVED hereby specified to be a fifty thousand dollar ($50,000) Bridge Loan deposited into the account of HyperDynamics Corporation at Frost Bank; as one step in the currently ongoing process of capital restructure necessary to give the company an opportunity to be a viable economic entity and effect it's business plan;

the undersigned ("Maker"), promises to pay to the order of Emerald Bay Investments, LTD (A Caymen Islands Company) or it's representatives, heirs, beneficiaries, successors or assigns ("Payee"), at such address as Payee may designate, in the legal and lawful money of the United States of America, on or before August 31, 1997, the principal sum of Fifty Thousand Dollars ($50,000) plus accrued interest accrued daily at a 10% annual interest rate;

Should the payment not be made by the August 31, 1997 due date, the Payee is hereby granted an option to receive the restricted common stock of the Maker in full payment of debt still owed to Payee; which at Payee's sole discretion may exercise by written notice to exercise it's option after August 31, 1997. Upon receipt of Payee's written notice to exercise it's option, Maker will have five working days to either make full cash payment of amounts due or the appropriate officer of the Maker will be obligated to cause it's restricted common stock to be issued in full payment of remaining unpaid debt as follows:

The number of restricted common stock shares of Maker to be issued to Payee will be calculated as: The remaining unpaid balance on this note divided by three cents (.03) per share.


THIS NOTE IS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS.



/s/ Kent Watts            ,Kent Watts, President for
HyperDynamics Corporation (Maker)

                                 PROMISSORY NOTE
                                 NOTE# BRIDGE003

                                 August 29, 1997


FOR VALUE RECEIVED hereby specified to be a Seventy Five Thousand Dollar ($75,000) Bridge Loan deposited into the account of HyperDynamics Corporation at Frost Bank; as one step in the currently ongoing process of capital restructure necessary to give the company an opportunity to be a viable economic entity and effect it=s business plan;

the undersigned (AMaker@), promises to pay to the order of Emerald Bay Investments, LTD (A Caymen Islands Company) or it=s representatives, heirs, beneficiaries, successors or assigns (APayee@), at such address as Payee may designate, in the legal and lawful money of the United States of America, on or before August 31, 1997, the principal sum of Seventy Five Thousand Dollars ($75,000) plus accrued interest accrued daily at a 10% annual interest rate;

Should the payment not be made by the August 31, 1997 due date, the Payee is hereby granted an option to receive the restricted common stock of the Maker in full payment of debt still owed to Payee; which at Payee=s sole descretion may excercise by written notice to excercise it=s option after August 31, 1997. Upon receipt of Payee=s written notice to excercise it=s option, Maker will have five working days to either make full cash payment of amounts due or the appropriate officer of the Maker will be obligated to cause it=s restricted common stock to be issued in full payment of remaining unpaid debt as follows:

     The number of restricted common stock shares of Maker to be issued to Payee will be calculated as: The remaining unpaid balance on this note devided by three cents (.03) per share.


THIS NOTE IS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS.



/s/ Kent Watts           Kent Watts, President for
HyperDynamics Corporation (Maker)

                                 PROMISSORY NOTE
                                 NOTE# BRIDGE004

                               September 22, 1997


FOR VALUE RECEIVED hereby specified to be a Twenty Thousand Dollar ($20,000) Bridge Loan deposited into the account of HyperDynamics Corporation at Frost Bank; as one step in the currently ongoing process of capital restructure necessary to give the company an opportunity to be a viable economic entity and effect it's business plan;

the undersigned ("Maker"), promises to pay to the order of Emerald Bay Investments, LTD (A Caymen Islands Company) or it's representatives, heirs, beneficiaries, successors or assigns ("Payee"), at such address as Payee may designate, in the legal and lawful money of the United States of America, on or before September 29,1997 the principal sum of Twenty Thousand Dollars ($20,000) plus accrued interest accrued daily at a 10% annual interest rate;

Should the payment not be made by the September 29, 1997 due date, the Payee is hereby granted an option to receive the restricted common stock of the Maker in full payment of debt still owed to Payee; which at Payee's sole option may exercise by written notice to exercise it's option after September 29, 1997. Upon receipt of Payee's written notice to exercise it's option, Maker will have five working days to either make full cash payment of amounts due or the appropriate officer of the Maker will be obligated to cause it's restricted common stock to be issued in full payment of remaining unpaid debt as follows:

The number of restricted common stock shares of Maker to be issued to Payee will be calculated as: The remaining unpaid balance on this note divided by three cents (.03) per share.


THIS NOTE IS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF TEXAS.



/s/ Kent Watts              , Kent Watts, President for
HyperDynamics Corporation (Maker)